United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 3, 2022 (February 25, 2022)

Date of Report (Date of earliest event reported)

FG Merger Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41309	86-2462502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 S. Maple Street Itasca, Illinois	60143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 870-7365

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FGMC	THE NASDAQ STOCK MARKET LLC
Warrants	FGMCW	THE NASDAQ STOCK MARKET LLC
Units	FGMCU	THE NASDAQ STOCK MARKET LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2022, FG Merger Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 7,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), and three-quarters of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $70,000,000. The Company granted the underwriters a 45-day option to purchase up to 1,050,000 additional Units to cover over-allotments, if any.

Subsequently, on March 2, 2022, the underwriters exercised the over-allotment option in full, and the closing of the issuance and sale of the additional Units (the “Over-Allotment Option Units”) occurred on March 3, 2022. The total aggregate issuance by the Company of 1,050,000 Over-Allotment Option Units at a price of $10.00 per unit resulted in gross proceeds of $10,500,000.

Of the net proceeds of the IPO, including the exercise of the over-allotment option, and the sale of the Private Placement Securities (as defined below), $82,512,500 has been deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the proceeds from the IPO and the sale of the Private Placement Securities held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public stockholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a stockholder vote to approve an amendment to the Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 15 months from the closing of the IPO (or 18 months from the closing of the IPO if the time to complete a business combination is extended as described in the Registration Statement (as defined below)) or (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 15 months (or 18 months, as applicable) from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-262298) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 21, 2022 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated February 25, 2022 by and between the Company and ThinkEquity LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
●	A Public Warrant Agreement, dated February 25, 2022, by and between the Company and Continental Stock Transfer & Trust Company, LLC, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
●	A Private Warrant Agreement, dated February 25, 2022, by and between the Company and Continental Stock Transfer & Trust Company, LLC, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.
●	A Letter Agreement, dated February 25, 2022, by and among the Company and its officers, directors, and FG Merger Investors LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
●	An Investment Management Trust Agreement, dated February 25, 2022, by and between the Company and Continental Stock Transfer & Trust Company, LLC, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
●	A Registration Rights Agreement, dated February 25, 2022, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
●	An Administrative Services Agreement , dated February 25, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference.
●	Indemnity Agreements, dated as of February 25, 2022, by and between the Company and each of the officers and directors of the Company, copies of which are attached as Exhibit 10.5 and incorporated herein by reference.
●	A Private Placement Units Purchase Agreement, dated February 25, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.
●	A $15 Exercise Price Warrants Purchase Agreement, dated February 25, 2022, between the Registrant and FG Merger Investors LLC, a copy of which is attached as Exhibit 10.7 and incorporated herein by reference.
●	A $11.50 Exercise Price Warrants Purchase Agreement, dated February 25, 2022, between the Registrant and FG Merger Investors LLC, a copy of which is attached as Exhibit 10.8 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated private placements (the “Private Placements”) in which the Sponsor purchased (i) 55,000 private units (the “Private Units”) at a price of $10.00 per Private Unit, (ii) 3,950,000 warrants ($11.50 Exercise Price Warrants”) at a price of $1.00 per warrant, each exercisable to purchase one share of Common Stock at $11.50 per share, and (iii) 1,000,000 warrants (“$15 Exercise Price Warrants” and, together with the Private Units and the $11.50 Exercise Price Warrants, the “Private Placement Securities”) at a price of $0.10 per warrant, each exercisable to purchase one share of Common Stock at $15.00 per share, for an aggregate purchase price of $4,600,000

The $11.50 Exercise Price Warrants, the $15 Exercise Price Warrants and the warrants underlying the Private Units (collectively, the “Private Placement Warrants”) are identical to the Warrants sold in the IPO, except that the Private Placement Warrants are non-redeemable and may be exercised on a cashless basis. The Private Units are otherwise identical to the Units sold in the IPO, except that the Private Units are subject to transfer restrictions. The Private Placement Securities may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination. The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Placement Securities.

The Private Placement Securities were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of March 3, 2022, a total of $82,512,500 of the net proceeds from the IPO and the Private Placements were deposited in a trust account established for the benefit of the Company’s public stockholders.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On February 25, 2022, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto, and is incorporated by reference herein.

Item 7.01 Other Events.

On February 25, 2022, the Company issued the press release attached hereto as Exhibit 99.1, announcing the pricing of the IPO.

On March 1, 2022, the Company issued the press release attached hereto as Exhibit 99.2, announcing the closing of the IPO.

On March 3, 2022, the Company issued the press release attached hereto as Exhibit 99.3, announcing closing of fully-exercised over-allotment option in connection with its IPO.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act. On March 3, 2022, the Company issued the press release attached hereto as Exhibit 99.2, announcing closing of fully-exercised over-allotment option in connection with its IPO.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 25, 2022 by and between the Company and ThinkEquity LLC, as representative of the several underwriters

3.1	Amended & Restated Certificate of Incorporation of the Company

4.1	Public Warrant Agreement, dated February 25, 2022, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

4.2	Private Warrant Agreement, dated February 25, 2022, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.1	Letter Agreement, dated February 25, 2022, by and among the Company and its officers, directors, and the Sponsor

10.2	Investment Management Trust Agreement, dated February 25, 2022, by and between the Registrant and Continental Stock Transfer & Trust Company, LLC

10.3	Registration Rights Agreement, dated February 25, 2022, by and among the Registrant and certain security holders

10.4	Administrative Services Agreement , dated February 25, 2022, by and between the Registrant and the Sponsor

10.5	Indemnity Agreements, each dated as of February 25, 2022, by and between the Registrant and each of the officers and directors of the Registrant

10.6	Private Placement Units Purchase Agreement, dated February 25, 2022, by and between the Company and the Sponsor

10.7	$15 Exercise Price Warrants Purchase Agreement, dated February 25, 2022, between the Registrant and FG Merger Investors LLC

10.8	$11.50 Exercise Price Warrants Purchase Agreement, dated February 25, 2022, between the Registrant and FG Merger Investors LLC

99.1	Press Release dated February 25, 2022

99.2	Press Release dated March 1, 2022

99.3	Press Release dated March 3, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2022

FG MERGER CORP.

By:	/s/ M. Wesley Schrader
Name:	M. Wesley Schrader
Title:	Chief Executive Officer